EXHIBIT 99.9

                                THE MORTGAGE POOL


GENERAL

         The Mortgage Pool consists of approximately 2,432 conventional, one- to four-family, adjustable-rate Mortgage Loans (the AMortgage Loans@) secured by first liens on residential real properties (the "Mortgaged Properties") and having an aggregate principal balance as of September 1, 1997 (the "Cut-off Date") of approximately $279,259,722.90, after application of scheduled payments due on or before the Cut-off Date whether or not received. The Mortgage Loans have original terms to maturity of not greater than 30 years.

         References to percentages of the Mortgage Loans, unless otherwise noted, are calculated based on the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

         Each Mortgage Loan provides for semi-annual adjustment to the Mortgage Rate thereon (in the case of approximately 54.73% and approximately 9.64% of the Mortgage Loans, after an initial period of approximately two years and three years, respectively, from the date of origination thereof (each such Mortgage Loan, a "Delayed First Adjustment Mortgage Loan")), and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"). On each Adjustment Date, the Mortgage Rate on each Mortgage Loan will be adjusted to equal the sum, rounded to the nearest multiple of 0.125%, of the Index (as described in the Prospectus Supplement) and a fixed percentage amount (the "Gross Margin"); provided, however, that the Mortgage Rate on each Mortgage Loan, including each Delayed First Adjustment Mortgage Loan, will generally not increase or decrease by more than a specified percentage ranging from 1.00% to 1.50% per annum (the "Periodic Rate Cap"), as provided in the related Mortgage Note, on any related Adjustment Date and will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and Gross Margin. None of the Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         Approximately 62.29% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments as provided in the related Mortgage Note. Such Mortgage Loans provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a specified period not in excess of six years from the date of origination of such Mortgage Loan, as provided in the related Mortgage Note. The amount of the prepayment charge is as provided in the related Mortgage Note, but is generally equal to six month's interest on any amounts prepaid in excess of 20% of the then outstanding principal balance of the related Mortgage Loan in any 12 month period, as permitted by law. The holders of the Class CE Certificates will be entitled to all prepayment charges received on the Mortgage Loans and such amounts will not be available for distribution on the Offered Certificates.


         None of the Mortgage Loans are Buydown Mortgage Loans.

         Approximately 35.69% of the Mortgage Loans are secured by Mortgaged Properties located in the State of California. The aggregate principal balance of Mortgage Loans in the California zip code with the largest amount of such Mortgage Loans, by aggregate principal balance as of the Cut-off Date, was approximately $1,661,335.

         The average principal balance of the Mortgage Loans at origination was approximately $114,966. No Mortgage Loan had a principal balance at origination greater than approximately $877,500 or less than approximately $15,000. The average principal balance of the Mortgage Loans as of the Cut-off Date was approximately $114,827. No Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $873,490 or less than approximately $15,000.

         The Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 5.500% per annum to approximately 14.500% per annum, and the weighted average Mortgage Rate was approximately 9.435% per annum. As of the Cut-off Date, the Mortgage Loans had Gross Margins ranging from approximately 2.250% to approximately 10.550%, Minimum Mortgage Rates ranging from approximately 5.500% per annum to approximately 14.500% per annum and Maximum Mortgage Rates ranging from approximately 12.500% per annum to approximately 21.500% per annum. As of the Cut-off Date, the weighted average Gross Margin was approximately 7.123%, the weighted average Minimum Mortgage Rate was approximately 9.413% per annum and the weighted average Maximum Mortgage Rate was approximately 16.395% per annum. The latest first Adjustment Date following the Cut-off Date on any Mortgage Loan occurs in September 2000 and the weighted average next Adjustment Date for all of the Mortgage Loans following the Cut-off Date is February 1999.

                  Approximately 13.34% of the Mortgage Loans had a loan-to-value ratio at origination in excess of 80%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 73.83%. At origination, no Mortgage Loan will have a loan-to-value ratio greater than approximately 90.00% or less than approximately 15.73%.

         The weighted average remaining term to maturity of the Mortgage Loans will be approximately 29 years and 8 months as of the Cut-off Date. None of the Mortgage Loans will have a first Due Date prior to August 1996 or after October 1997, or will have a remaining term to maturity of less than 14 years or greater than 30 years as of the Cut-off Date. The latest maturity date of any Mortgage Loan is September 2027.

         The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


             PRINCIPAL BALANCES OF THE MORTGAGE LOANS AT ORIGINATION

                                                                                                % OF
                                                      NUMBER      AGGREGATE ORIGINAL     AGGREGATE ORIGINAL
          RANGE ($)                                  OF LOANS      PRINCIPAL BALANCE     PRINCIPAL BALANCE
          ---------                                  --------      ------------------    -----------------
          0.01 -    50,000.00 . . . . . . .                 418     $    15,685,670.00                  5.61%
     50,000.01 -   100,000.00 . . . . . . .                 987          73,553,602.00                  26.31
    100,000.01 -   150,000.00 ....................          534          65,063,467.00                  23.27
    150,000.01 -   200,000.00 ....................          218          37,775,626.00                  13.51
    200,000.01 -   250,000.00 ....................           99          22,018,350.00                   7.88
    250,000.01 -   300,000.00 ....................           61          16,835,949.00                   6.02
    300,000.01 -   350,000.00 ....................           36          11,725,010.00                   4.19
    350,000.01 -   400,000.00 ....................           22           8,328,050.00                   2.98
    400,000.01 -   450,000.00 ....................           22           9,319,375.00                   3.33
    450,000.01 -   500,000.00 ....................           13           6,144,450.00                   2.20
    500,000.01 -   550,000.00 ....................            7           3,665,500.00                   1.31
    550,000.01 -   600,000.00 ....................            9           5,173,200.00                   1.85
    600,000.01 -   650,000.00 ....................            3           1,895,500.00                   0.68
    700,000.01 -   750,000.00 ....................            1             715,000.00                   0.26
    800,000.01 -   850,000.00 ....................            1             820,000.00                   0.29
    850,000.01 -   900,000.00 ....................            1             877,500.00                   0.31
                                                            ---            -----------                   ----
         Total..                                          2,432        $279,596,249.00                100.00%
                                                          =====         ==============                ======



                           PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE


                                                                    AGGREGATE            % OF AGGREGATE
                                                                PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                    NUMBER      OUTSTANDING AS OF      OUTSTANDING AS OF
         RANGE ($)                                 OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
         ---------                                 --------      ----------------       ----------------
         0.01 -   50,000.00 . . . . . . . .               418       $  15,668,637.37                  5.61%
    50,000.01 -  100,000.00 . . . . . . . .               989          73,679,157.48                  26.38
   100,000.01 -  150,000.00 .....................         532          64,788,793.93                  23.20
   150,000.01 -  200,000.00 .....................         219          37,931,711.93                  13.58
   200,000.01 -  250,000.00 .....................          98          21,790,407.04                   7.80
   250,000.01 -  300,000.00 .....................          61          16,810,577.95                   6.02
   300,000.01 -  350,000.00 .....................          36          11,716,538.60                   4.20
   350,000.01 -  400,000.00 .....................          22           8,314,259.25                   2.98
   400,000.01 -  450,000.00 .....................          23           9,745,313.51                   3.49
   450,000.01 -  500,000.00 .....................          12           5,678,411.71                   2.03
   500,000.01 -  550,000.00 .....................           7           3,663,800.50                   1.31
   550,000.01 -  600,000.00 .....................           9           5,170,890.10                   1.85
   600,000.01 -  650,000.00 .....................           3           1,893,439.27                   0.68
   700,000.01 -  750,000.00 .....................           1             714,293.83                   0.26
   800,000.01 -  850,000.00 .....................           1             820,000.00                   0.29
   850,000.01 -  900,000.00 .....................           1             873,490.43                   0.31
                                                          ---            -----------                   ----
         Total                                          2,432        $279,259,722.90                100.00%
                                                        =====         ==============                ======




               MORTGAGE RATES OF THE MORTGAGE LOANS AT ORIGINATION


                                                                           AGGREGATE              % OF AGGREGATE
                                                                       PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                       NUMBER          OUTSTANDING AS OF        OUTSTANDING AS OF
MORTGAGE RATE (%)                                     OF LOANS          THE CUT-OFF DATE         THE CUT-OFF DATE
-----------------                                     --------          ----------------         ----------------
5.500 - 5.999................                                  13              $  2,450,095.91                0.88%
6.000 -  6.499...............                                   4                   631,327.91                 0.23
6.500 -  6.999...............                                  32                 4,907,908.69                 1.76
7.000 -  7.499...............                                  25                 4,198,901.82                 1.50
7.500 -  7.999...............                                 134                20,305,862.19                 7.27
8.000 -  8.499...............                                 136                18,726,639.46                 6.71
8.500 -  8.999...............                                 474                64,746,690.85                23.19
9.000 -  9.499...............                                 244                29,689,071.83                10.63
9.500 -  9.999...............                                 511                57,789,741.58                20.69
10.000 - 10.499..............                                 200                21,349,934.80                 7.65
10.500 - 10.999..............                                 289                26,528,767.93                 9.50
11.000 - 11.499..............                                 139                10,544,109.33                 3.78
11.500 - 11.999..............                                 114                 8,732,637.91                 3.13
12.000 - 12.499..............                                  47                 3,299,310.91                 1.18
12.500 - 12.999..............                                  46                 3,819,499.80                 1.37
13.000 - 13.499..............                                  10                   753,607.57                 0.27
13.500 - 13.999..............                                  12                   707,564.02                 0.25
14.000 - 14.499..............                                   1                    44,784.51                 0.02
14.500 - 14.999..............                                   1                    33,265.88                 0.01
                                                              ---                  -----------                 ----
         Total...............                               2,432             $ 279,259,722.90              100.00%
                                                            =====               ==============              ======



                             MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE


                                                                             AGGREGATE            % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                                          OF LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------                                          --------       ----------------       ----------------

5.500 - 5.999................                                      13           $2,450,095.91                  0.88%
6.000 -  6.499...............                                       3              439,905.52                   0.16
6.500 -  6.999...............                                      32            4,907,908.69                   1.76
7.000 -  7.499...............                                      23            3,630,112.97                   1.30
7.500 -  7.999...............                                     133           20,343,162.85                   7.28
8.000 -  8.499...............                                     136           18,726,639.46                   6.71
8.500 -  8.999...............                                     467           63,732,936.51                  22.82
9.000 -  9.499...............                                     244           29,486,921.72                  10.56
9.500 -  9.999...............                                     507           57,583,917.36                  20.62
10.000 - 10.499..............                                     208           22,861,462.58                   8.19
10.500 - 10.999..............                                     289           26,683,985.37                   9.56
11.000 - 11.499..............                                     139           10,575,156.38                   3.79
11.500 - 11.999..............                                     111            8,466,157.98                   3.03
12.000 - 12.499..............                                      49            3,544,133.79                   1.27
12.500 - 12.999..............                                      49            3,974,034.79                   1.42
13.000 - 13.499..............                                      13            1,020,087.50                   0.37
13.500 - 13.999..............                                      14              755,053.13                   0.27
14.000 - 14.499..............                                       1               44,784.51                   0.02
14.500 - 14.999..............                                       1               33,265.88                   0.01
                                                                  ---             -----------                   ----
         Total...............                                   2,432         $279,259,722.90                100.00%
                                                                =====          ==============                ======


                  MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS


                                                                             AGGREGATE           % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
    MAXIMUM                                                 NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                                          OF LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
-----------------                                          --------       ----------------      ----------------
12.500 - 12.999........................................            16       $    3,161,443.69                 1.13%
13.000 - 13.499........................................             5            1,038,689.43                  0.37
13.500 - 13.999........................................            30            4,381,285.45                  1.57
14.000 - 14.499........................................            26            4,302,554.81                  1.54
14.500 - 14.999........................................           139           21,226,019.28                  7.60
15.000 - 15.499........................................           138           18,654,180.90                  6.68
15.500 - 15.999........................................           472           64,104,452.06                 22.96
16.000 - 16.499........................................           242           29,628,390.52                 10.61
16.500 - 16.999........................................           510           57,889,299.70                 20.73
17.000 - 17.499........................................           200           21,061,001.76                  7.54
17.500 - 17.999........................................           287           26,085,292.75                  9.34
18.000 - 18.499........................................           139           10,644,068.91                  3.81
18.500 - 18.999........................................           115            8,888,039.78                  3.18
19.000 - 19.499........................................            45            3,085,896.19                  1.11
19.500 - 19.999........................................            45            3,634,385.69                  1.30
20.000 - 20.499........................................             9              689,107.57                  0.25
20.500 - 20.999........................................            12              707,564.02                  0.25
21.000 - 21.499........................................             1               44,784.51                  0.02
21.500 - 21.999........................................             1               33,265.88                  0.01
                                                                  ---             -----------                  ----
         Total.........................................         2,432        $ 279,259,722.90               100.00%
                                                                =====        ================               =======



                  MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS


                                                                            AGGREGATE            % OF AGGREGATE
                                                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
    MINIMUM                                                 NUMBER      OUTSTANDING AS OF      OUTSTANDING AS OF
MORTGAGE RATE (%)                                          OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------                                          --------      ----------------       ----------------
5.500- 5.999...........................................            13     $     2,450,095.91                  0.88%
6.000-  6.499..........................................             4             631,327.91                   0.23
6.500-  6.999..........................................            32           4,907,908.69                   1.76
7.000-  7.499..........................................            25           4,198,901.82                   1.50
7.500-  7.999..........................................           134          20,305,862.19                   7.27
8.000-  8.499..........................................           136          18,726,639.46                   6.71
8.500-  8.999..........................................           474          64,746,690.85                  23.19
9.000-  9.499..........................................           244          29,689,071.83                  10.63
9.500-  9.999..........................................           512          58,183,047.69                  20.83
10.000 - 10.499........................................           200          21,349,934.80                   7.65
10.500 - 10.999........................................           288          26,135,461.82                   9.36
11.000 - 11.499........................................           139          10,544,109.33                   3.78
11.500 - 11.999........................................           114           8,732,637.91                   3.13
12.000 - 12.499........................................            47           3,299,310.91                   1.18
12.500 - 12.999........................................            46           3,819,499.80                   1.37
13.000 - 13.499........................................            10             753,607.57                   0.27
13.500 - 13.999........................................            12             707,564.02                   0.25
14.000 - 14.499........................................             1              44,784.51                   0.02
14.500 - 14.999........................................             1              33,265.88                   0.01
                                                                  ---            -----------                   ----
         Total.........................................         2,432        $279,259,722.90                100.00%
                                                                =====         ==============                =======



                       GROSS MARGINS OF THE MORTGAGE LOANS


                                                                            AGGREGATE            % OF AGGREGATE
                                                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER      OUTSTANDING AS OF      OUTSTANDING AS OF
GROSS MARGIN (%)                                           OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
----------------                                           --------      ----------------       ----------------
2.250 - 2.499..........................................             1       $      85,889.94                  0.03%
2.750 - 2.999..........................................             1             122,613.49                   0.04
3.000 - 3.249..........................................             3             323,668.65                   0.12
3.250 - 3.499..........................................             1              84,706.47                   0.03
3.500 - 3.749..........................................             3             386,139.32                   0.14
3.750 - 3.999..........................................             5             674,968.45                   0.24
4.000 - 4.249..........................................             7             905,396.93                   0.32
4.250 - 4.499..........................................             6             399,496.08                   0.14
4.500 - 4.749..........................................             9           1,749,862.95                   0.63
4.750 - 4.999..........................................            21           2,567,374.56                   0.92
5.000 - 5.249..........................................            14           2,818,940.79                   1.01
5.250 - 5.499..........................................            31           5,650,037.83                   2.02
5.500 - 5.749..........................................            48           6,491,771.20                   2.32
5.750 - 5.999..........................................            96          11,997,377.62                   4.30
6.000 - 6.249..........................................            73          10,202,707.34                   3.65
6.250 - 6.499..........................................            93          11,316,078.75                   4.05
6.500 - 6.749..........................................           149          17,445,313.63                   6.25
6.750 - 6.999..........................................           247          30,380,100.40                  10.88
7.000 - 7.249..........................................           116          15,233,725.07                   5.46
7.250 - 7.499..........................................           225          21,983,003.75                   7.87
7.500 - 7.749..........................................           255          30,831,506.41                  11.04
7.750 - 7.999..........................................         1,008         106,272,020.38                  38.05
8.000 - 8.249..........................................             5             296,608.42                   0.11
8.250 - 8.499..........................................             1              58,984.21                   0.02
8.500 - 8.749..........................................             1             101,221.02                   0.04
8.750 - 8.999..........................................             1              61,463.02                   0.02
9.000 - 9.249..........................................             4             331,075.65                   0.12
9.250 - 9.499..........................................             4             343,232.35                   0.12
9.500 - 9.749..........................................             3             129,438.22                   0.05
10.500 - 10.749........................................             1              15,000.00                   0.01
                                                                  ---            -----------                   ----
         Total.........................................         2,432        $279,259,722.90                100.00%
                                                                =====         ==============                =======


               ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

                                                                             AGGREGATE           % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN-TO-VALUE RATIO (%)                                    OF LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
-----------------------                                    --------       ----------------      ----------------
Less than or equal to 25.00..                                      12             $520,630.67                 0.19%
25.01 - 30.00................                                       5              390,352.95                  0.14
30.01 - 35.00................                                      14              811,763.65                  0.29
35.01 - 40.00................                                      16            1,352,566.46                  0.48
40.01 - 45.00................                                      19            1,631,005.78                  0.58
45.01 - 50.00................                                      57            6,557,968.95                  2.35
50.01 - 55.00................                                      47            4,388,615.38                  1.57
55.01 - 60.00................                                     115           10,559,770.08                  3.78
60.01 - 65.00................                                     210           20,051,331.93                  7.18
65.01 - 70.00................                                     377           38,672,549.80                 13.85
70.01 - 75.00................                                     592           68,803,704.72                 24.64
75.01 - 80.00................                                     704           88,280,169.64                 31.61
80.01 - 85.00................                                     214           30,181,656.02                 10.81
85.01 - 90.00................                                      50            7,057,636.87                  2.53
                                                                  ---            -----------                   ----
         Total...............                                   2,432        $ 279,259,722.90               100.00%
                                                                =====        ================               =======



               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                                                              AGGREGATE            % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
LOCATION                                                   OF LOANS        THE CUT-OFF DATE       THE CUT-OFF DATE
--------                                                   --------        ----------------       ----------------
Arizona......................                                     137             $14,937,832.52              5.35%
California...................                                     591              99,656,172.61              35.69
Colorado.....................                                     174              17,786,098.79               6.37
Delaware.....................                                       2                  87,595.67               0.03
Florida......................                                      33               2,729,112.16               0.98
Georgia......................                                       1                 449,392.87               0.16
Hawaii.......................                                       7               1,358,037.98               0.49
Idaho........................                                       8                 581,259.19               0.21
Illinois.....................                                     484              53,183,322.86              19.04
Indiana......................                                      32               1,687,605.05               0.60
Iowa.........................                                       4                 287,825.11               0.10
Kansas.......................                                      32               2,650,494.01               0.95
Kentucky.....................                                      29               1,960,604.34               0.70
Louisiana....................                                       1                 186,472.02               0.07
Maryland.....................                                       3                 185,899.58               0.07
Massachusetts................                                      27               3,729,570.50               1.34
Michigan.....................                                       4                 338,100.00               0.12
Minnesota....................                                      88               8,739,773.60               3.13
Missouri.....................                                      75               5,380,189.14               1.93
Montana......................                                       4                 524,477.13               0.19
Nevada.......................                                      34               4,468,636.63               1.60
New Hampshire................                                       2                 257,012.50               0.09
New Jersey...................                                       8                 933,619.08               0.33
New Mexico...................                                      46               4,772,784.98               1.71
North Carolina...............                                      18               1,359,845.09               0.49
North Dakota.................                                       1                 152,075.16               0.05
Ohio.........................                                     233              17,041,196.04               6.10
Oklahoma.....................                                       1                  24,150.00               0.01
Oregon.......................                                      67               7,404,287.67               2.65
Pennsylvania.................                                      45               2,856,034.80               1.02
Rhode Island.................                                       2                 142,830.58               0.05
South Carolina...............                                       8                 666,107.79               0.24
South Dakota.................                                       1                  68,221.38               0.02
Texas........................                                      48               3,995,577.78               1.43
Utah.........................                                      98              10,312,038.77               3.69
Washington...................                                      34               4,315,414.47               1.55
Wisconsin....................                                      49               3,977,863.35               1.42
Wyoming......................                                       1                  72,191.70               0.03
                                                                  ---                -----------               ----
         Total...............                                   2,432           $ 279,259,722.90            100.00%
                                                                =====           ================            =======



                 MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS

                                                                    AGGREGATE                 % OF AGGREGATE
                                                                PRINCIPAL BALANCE            PRINCIPAL BALANCE
                                                      NUMBER    OUTSTANDING AS OF            OUTSTANDING AS OF
PROPERTY TYPE                                        OF LOANS    THE CUT-OFF DATE            THE CUT-OFF DATE
-------------                                        --------    ----------------            ----------------
Single Family...........................             2,072          $236,907,129.20               84.83%
Two-Four Family.........................               195            19,701,169.42                 7.05
Condominium.............................                86             7,903,673.84                 2.83
Planned Unit Development................                79            14,747,750.44                 5.28
                                                       ---              -----------                 ----
         Total..........................             2,432          $279,259,722.90              100.00%
                                                     =====          ===============              ======


                              MORTGAGED PROPERTY OCCUPANCY STATUS OF THE MORTGAGE LOANS


                                                             AGGREGATE            % OF AGGREGATE
                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                             NUMBER      OUTSTANDING AS OF      OUTSTANDING AS OF
OCCUPANCY STATUS                            OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
----------------                            --------      ----------------       ----------------

Owner-Occupied...............                2,114        $251,625,676.49                 90.10%
Secondary....................                   10           1,740,955.77                   0.62
Investor.....................                  308          25,893,090.64                   9.27
                                               ---            -----------                   ----
         Total...............                2,432        $279,259,722.90                100.00%
                                             =====        ===============                =======

         The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.



                          PURPOSE OF THE MORTGAGE LOANS


                                                                            AGGREGATE            % OF AGGREGATE
                                                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER      OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PURPOSE                                               OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
------------                                               --------      ----------------       ----------------
Purchase.....................                                     381        $ 50,023,651.79                 17.91%
Equity-out Refinance.........                                   1,466         163,590,300.14                  58.58
Rate-term Refinance..........                                     585          65,645,770.97                  23.51
                                                                  ---            -----------                   ----
         Total...............                                   2,432        $279,259,722.90                100.00%
                                                                =====        ===============                =======

                       LOAN PROGRAMS OF THE MORTGAGE LOANS

                                                                            AGGREGATE            % OF AGGREGATE
                                                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER      OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PROGRAM                                               OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
------------                                               --------      ----------------       ----------------
Full or Limited Documentation Program                       1,751        $198,524,070.66                 71.09%
Stated Income Documentation Program                           681          80,735,652.24                  28.91
                                                              ---            -----------                   ----
         Total...............                               2,432        $279,259,722.90                100.00%
                                                            =====        ===============                =======



                      RISK CATEGORIES OF THE MORTGAGE LOANS


                                                          AGGREGATE            % OF AGGREGATE
                                                      PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                          NUMBER      OUTSTANDING AS OF      OUTSTANDING AS OF
RISK CATEGORIES                          OF LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
---------------                          --------      ----------------       ----------------
A+...........................               476        $ 64,648,523.45                 23.15%
A+MO.........................                64           6,194,198.70                   2.22
A-...........................               811          98,940,823.73                  35.43
A-MO.........................                22           1,934,249.20                   0.69
B............................               482          54,127,055.72                  19.38
C............................               305          30,353,840.24                  10.87
C-..........................                272          23,061,031.86                   8.26
                                            ---            -----------                   ----
         Total...............             2,432        $279,259,722.90                100.00%
                                          =====        ===============                =======


                  NEXT ADJUSTMENT DATES FOR THE MORTGAGE LOANS

                                                                              AGGREGATE           % OF AGGREGATE
                                                                          PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
MONTH OF NEXT ADJUSTMENT DATE                              OF LOANS        THE CUT-OFF DATE      THE CUT-OFF DATE
-----------------------------                              --------        ----------------      ----------------
October 1997...........................................            64        $    10,735,518.35               3.84%
November 1997..........................................            21              2,471,785.89                0.89
December 1997..........................................            48              5,609,301.00                2.01
January 1998...........................................           180             21,548,399.57                7.72
February 1998..........................................           187             21,377,323.21                7.65
March 1998.............................................           159             20,886,793.11                7.48
April 1998.............................................           141             16,864,321.68                6.04
July 1998..............................................             3                327,370.82                0.12
October 1998...........................................             1                439,444.49                0.16
November 1998..........................................             3                596,147.61                0.21
December 1998..........................................             2                516,053.10                0.18
January 1999...........................................             3                300,398.30                0.11
February 1999..........................................             7              1,312,852.66                0.47
March 1999.............................................           150             17,571,002.72                6.29
April 1999.............................................           105             11,543,342.73                4.13
May 1999...............................................            19              2,182,449.36                0.78
June 1999..............................................            11              1,966,478.61                0.70
July 1999..............................................           124             13,610,222.19                4.87
August 1999............................................           611             63,519,661.11               22.75
September 1999.........................................           379             38,955,546.78               13.95
May 2000...............................................             2                308,516.99                0.11
July 2000..............................................             9              1,753,782.93                0.63
August 2000............................................           127             15,315,866.69                5.48
September 2000.........................................            76              9,547,143.00                3.42
                                                                  ---               -----------                ----
         Total.........................................         2,432           $279,259,722.90             100.00%
                                                                =====            ==============             =======




                    PERIODIC RATE CAPS ON THE MORTGAGE LOANS

                                                                             AGGREGATE           % OF AGGREGATE
                                                                         PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                            NUMBER       OUTSTANDING AS OF      OUTSTANDING AS OF
PERIODIC RATE CAP (%)                                      OF LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
---------------------                                      --------       ----------------      ----------------

1.00.........................                                      37           $6,222,298.12          2.23%
1.50.........................                                   2,394          272,911,989.46          97.73
3.00.........................                                       1              125,435.32           0.04
                                                                  ---             -----------           ----
         Total...............                                   2,432         $279,259,722.90        100.00%
                                                                =====         ===============        =======
